UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 14, 2003
(Date of earliest event reported)

ACME Intermediate Holdings, LLC
(Exact name of registrant as specified in its charter)

DE	333-40277	52-2050589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth Street, Suite 202-A Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 245-9499

Item 5. Other Events and Regulation FD Disclosure.

On August 14, 2003 the Registrant's parent company, ACME Communications, Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated August 14, 2003

Exhibit Index
99.1	Press release dated August 14, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME Intermediate Holdings, LLC (Registrant)
August 14, 2003 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer